EXHIBIT 99.1

                                                                   PRESS RELEASE

Contact:

TELEPLUS ENTERPRISES, INC.
Investor Relations & Corporate Communications
866-699-3388      ext 222
investorrelation@teleplus.ca
----------------------------

 TELEPLUS Q2 SALES REACH $6.5M, OPERATING INCOME $247K AND OPERATING CASH FLOW
            1.6M SETTING THE PACE FOR A RECORD YEAR FOR THE COMPANY

              YTD Sales now reach $13.2M and Operating Income $511k

MONTREAL, QC - AUGUST 15, 2006 - TELEPLUS ENTERPRISES, INC. (OTCBB: TLPE) (Frankfurt: YT3.F) (www.teleplus.ca) ("TelePlus" or the "Company") is pleased to announce that it has posted its full Q2 financial results and that management will discuss these results in a webcast on August 16, 2006 (details below). Total revenues reached $6,449,667 compared to $563,488 (excluding discontinued operations) for the same period last year, representing an increase of 1145%. Operating Income for the period was $247,297. Net Income from Continuing Operations was $2,627,278 (including a gain from derivative liability) while Net Income was $2,540,021 after $87,257 write-off for the discontinued retail division compared to a Net Loss of $757,223 in the same period last year. Positive cash flow from operating activities reached record $1.6M.

For the first six months of the year, revenues reached $13,247,220 compared to $563,488 (excluding discontinued operations) a year ago representing an increase of 2351%. Operating Income was $511,392 compared to a $381,698 loss from the same period last year. Net Loss from Continuing Operations was $23,888 (including an impact from derivative liability and Warrant expenses) while Net Loss was $272,496 after $248,608 write-off for the discontinued retail division compared to a Net Loss of $1,328,342 in the same period last year.

CEO Marius Silvasan commented "Q2's results, specifically the $247k in Operations Income clearly demonstrates that management is focused on reaching its business objectives and increasing shareholder value. For the second consecutive quarter we delivered positive Operating Income while sustaining our revenue growth. We also proved our ability to generate strong cash flow from operating activities which has reached $1.6M. It is important to point out that we have not yet benefited from revenues resulting from our acquisition of Maximo Impact, Corp. which has just launched its MX Mobile product and many other marketing initiatives."

"We have made several key announcements throughout Q1 and Q2. For instance, we have significantly reduced the Company's debt by negotiating a debt reduction from the former shareholders of Keda Consulting, Corp.(now TelePlus Connect Corp.); positioned TelePlus as a key player in the MVNO arena by building strategic relationships with dealers serving the unbanked market and with vendors with direct access to our target audience, specifically, MobileSphere with its extensive college student network and AccountNow which provides the unbanked consumers with a MasterCard branded pre-paid card. Our market is growing and we intend to grow in an industry that analysts predict will swell to $32 billion by 2008" added Silvasan.

The Company would also like to advise investors that it has changed its treatment of derivatives associated with its financing with Cornell Capital
Partners, as well as the reclassifications of certain key assets obtained through the acquisitions of Telizon, Inc., Freedom Phone Lines and Avenue Reconnect, Inc. For the foregoing reasons, the Company will be amending in the near future, previously issued quarterly reports filed on Form 10-QSB for the periods which ended on March 31, 2006, September 30, 2005 and June 30, 2005 as well as its annual report filed on Form 10-KSB for the year ended December 31, 2005.

WE INVITE SHAREHOLDERS, BROKERS AND ANALYSTS TO JOIN US FOR THE TELEPLUS Q2 WEBCAST ON AUGUST 16, 2006 AT 8:00 AM ET. THE WEBCAST CAN BE ACCESSED LIVE AT:
HTTP://PHX.CORPORATE-IR.NET/PLAYERLINK.ZHTML?C=144803&S=WM&E=1366007    OR    BY
CALLING 1-866-362-4832

(OVERSEAS ACCESS  +1-617-597-5364) -- PARTICIPANT CODE 10481867.  Q&A TO FOLLOW.
PLEASE    EMAIL   ALL    QUESTIONS    PRIOR   OR   DURING    THE    WEBCAST   AT
INVESTORRELATIONS@TELEPLUS.CA


                           TELEPLUS ENTERPRISES, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
                  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
            FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                                   (UNAUDITED)

                                                                                   IN US$
                                                           SIX MONTHS ENDED                      THREE MONTHS ENDED
                                                                JUNE 30,                                JUNE 30,
                                                       2006                2005                2006                 2005
                                                  --------------      --------------      --------------      --------------
CONTINUING OPERATIONS:                                                  (RESTATED)                               (RESTATED)
OPERATING REVENUES

REVENUES                                          $   13,247,220      $      563,488      $    6,449,667      $      563,488

OPERATING COSTS AND EXPENSES

COST OF REVENUES                                       7,966,864             297,641           3,839,601             297,641

GENERAL, ADMINISTRATIVE AND SELLING                    2,039,401             329,354           1,023,112             210,851

       TOTAL OPERATING EXPENSES                       12,735,828             945,186           6,202,370             713,060
                                                  --------------      --------------      --------------      --------------
OPERATING INCOME (LOSS)                                  511,392            (381,698)            247,297            (149,572)

OTHER INCOME (EXPENSE)
                                                  --------------      --------------      --------------      --------------
       TOTAL OTHER INCOME (EXPENSE)                     (535,280)           (226,286)          2,379,981            (103,848)
                                                  --------------      --------------      --------------      --------------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS             (23,888)           (607,984)          2,627,278            (253,420)

NET LOSS FROM DISCONTINUED OPERATIONS                   (248,608)           (720,358)            (87,257)           (503,803)
                                                  --------------      --------------      --------------      --------------

NET INCOME (LOSS)                                 $     (272,496)     $   (1,328,342)     $    2,540,021      $     (757,223)
                                                  ==============      ==============      ==============      ==============

NET INCOME (LOSS) PER BASIC SHARES                $        (0.00)     $        (0.02)     $         0.03      $        (0.01)

NET INCOME (LOSS) PER DILUTED SHARES              $        (0.00)     $        (0.02)     $         0.01      $        (0.01)

WEIGHTED AVERAGE NUMBER OF COMMON

    SHARES OUTSTANDING - BASIC                        87,377,926          72,459,817          86,420,187          72,744,169
                                                  ==============      ==============      ==============      ==============

WEIGHTED AVERAGE NUMBER OF COMMON

    SHARES OUTSTANDING - DILUTED                      87,377,926          72,459,817         177,458,903          72,744,169
                                                  ==============      ==============      ==============      ==============

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

    Net income (loss)                             $     (272,496)     $   (1,328,342)     $    2,540,021      $     (757,223)
    Other comprehensive income (loss)

       Currency translation adjustments                  469,252             (46,901)            480,251             (35,906)
                                                  --------------      --------------      --------------      --------------
Accumulated other comprehensive income (loss)     $      196,756      $   (1,375,243)     $    3,020,272      $     (793,129)
                                                  ==============      ==============      ==============      ==============

ABOUT TELEPLUS ENTERPRISES, INC. (OTCBB: TLPE) http://www.teleplus.ca

TELEPLUS ENTERPRISES, INC. ("TelePlus") is a diversified North American telecommunications company with offices in Miami, Florida; Cleveland, Ohio; Montreal, Quebec; and Barrie, Ontario. TelePlus was founded in 1999 and it has since become a leading provider of wireless and telecommunications products and services across the U.S.A. and Canada. In October 2003, TelePlus became a publicly traded Company on the OTCBB under the symbol TLPE and since then it has continued to grow organically and through strategic acquisitions. The company's wholly-owned subsidiaries include TELEPLUS WIRELESS, CORP. which operates a prepaid MVNO (Mobile Virtual Network Operator) under the Liberty Wireless brand; MAXIMO IMPACT, CORP. which operates a pay-as-you-go MVNO under the MX Mobile brand and TELEPLUS CONNECT, CORP. which resells landline, long distance and internet services under the Telizon, Freedom and Liberty brands. The company's
websites       include       www.libertywireless.com,       www.vivaliberty.com,
www.maximoimpact.com and www.telizon.biz among others.

TO VIEW THE REDCHIP(TM) VISIBILITY RESEARCH REPORT, PLEASE VISIT:

http://www.redchip.com/visibility/researchPages/ClientInfo/
_default.asp?symbol=TLPE

TO VIEW THE MOST RECENT VIDEO INTERVIEW WITH CEO, PLEASE VISIT:

http://www.teleplus.ca/download/18teleplus.wmv

TO VIEW THE WALL STREET RESEARCH REPORT & ANALYST INTERVIEW, PLEASE VISIT:

Interview: http://www.teleplus.ca/download/TLPEAnalyst.wmv

Report: http://www.wallstreetresearch.org/reports/tlpe.htm

TO VIEW OUR MOST RECENT INVESTOLOGY RESEARCH REPORT, PLEASE VISIT:

http://www.teleplus.ca/download/TLPEUPDATE17April06-Final.pdf

LISTEN TO OUR Q1 WEBCAST AT:

http://www.newswire.ca/en/webcast/viewEvent.cgi?eventID=1453540

TO VIEW THE CEO INTERVIEW ON THE FLOOR OF THE AMEX, PLEASE VISIT:

http://www.teleplus.ca/download/TLPE.wmv

TO VIEW THE MOST RECENT TRADER'S REPORT ON TELEPLUS, PLEASE VISIT:

http://www.teleplus.ca/download/TLPEtrader.wmv

The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development and acquisition of new product lines and services, government approval processes, the impact of competitive products or pricing from technological changes, the effect of economic conditions and other uncertainties, and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-KSB; its quarterly reports on Forms 10-QSB; and any reports on Form 8-K. TelePlus Enterprises, Inc. takes no obligation to update or correct forward-looking statements.

                                                                   PRESS RELEASE

Contact:

TELEPLUS ENTERPRISES, INC.
Investor Relations & Corporate Communications
866-699-3388      ext 222
investorrelation@teleplus.ca
----------------------------

CORRECTION: TELEPLUS Q2 SALES REACH $6.5M, OPERATING INCOME $247K AND OPERATING
       CASH FLOW 1.6M SETTING THE PACE FOR A RECORD YEAR FOR THE COMPANY

              YTD Sales now reach $13.2M and Operating Income $511k

MONTREAL, QC - AUGUST 18, 2006 - TELEPLUS ENTERPRISES, INC. (OTCBB: TLPE) (Frankfurt: YT3.F) (www.teleplus.ca) ("TelePlus" or the "Company") In a press release issued on August 15, 2006 by TelePlus, under the Condensed Consolidated Statements of Operations and Accumulated Other Comprehensive Income (Loss) for the Six and Three Months Ended June 30, 2006, the General, Administrative and Selling fields should read as follows:



                           TELEPLUS ENTERPRISES, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
                  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
            FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                                   (UNAUDITED)


                                                                       IN US$
                                                 SIX MONTHS ENDED                    THREE MONTHS ENDED
                                                       JUNE 30,                           JUNE 30,
                                              2006             2005             2006               2005
                                         --------------    -------------    --------------     ------------
                                                            (RESTATED)                         (RESTATED)
GENERAL, ADMINISTRATIVE AND SELLING        4,768,964          647,545        2,362,769          415,419


All other fields, including Total Operating Expenses, Total Revenues and Operating Income remain unchanged.

ABOUT TELEPLUS ENTERPRISES, INC. (OTCBB: TLPE) http://www.teleplus.ca

TELEPLUS ENTERPRISES, INC. ("TelePlus") is a diversified North American telecommunications company with offices in Miami, Florida; Cleveland, Ohio; Montreal, Quebec; and Barrie, Ontario. TelePlus was founded in 1999 and it has since become a leading provider of wireless and telecommunications products and services across the U.S.A. and Canada. In October 2003, TelePlus became a publicly traded Company on the OTCBB under the symbol TLPE and since then it has continued to grow organically and through strategic acquisitions. The company's wholly-owned subsidiaries include TELEPLUS WIRELESS, CORP. which operates a prepaid MVNO (Mobile Virtual Network Operator) under the Liberty Wireless brand; MAXIMO IMPACT, CORP. which operates a pay-as-you-go MVNO under the MX Mobile brand and TELEPLUS CONNECT, CORP. which resells landline, long distance and internet services under the Telizon, Freedom and Liberty brands. The company's
websites       include       www.libertywireless.com,       www.vivaliberty.com,
www.maximoimpact.com and www.telizon.biz among others.

TO VIEW THE REDCHIP(TM) VISIBILITY RESEARCH REPORT, PLEASE VISIT:

http://www.redchip.com/visibility/researchPages/ClientInfo/
_default.asp?symbol=TLPE


TO VIEW THE MOST RECENT VIDEO INTERVIEW WITH CEO, PLEASE VISIT:

http://www.teleplus.ca/download/18teleplus.wmv

TO VIEW THE WALL STREET RESEARCH REPORT & ANALYST INTERVIEW, PLEASE VISIT:

Interview: http://www.teleplus.ca/download/TLPEAnalyst.wmv

Report: http://www.wallstreetresearch.org/reports/tlpe.htm

TO VIEW OUR MOST RECENT INVESTOLOGY RESEARCH REPORT, PLEASE VISIT:

http://www.teleplus.ca/download/TLPEUPDATE17April06-Final.pdf

LISTEN TO OUR Q1 WEBCAST AT:

http://www.newswire.ca/en/webcast/viewEvent.cgi?eventID=1453540

TO VIEW THE CEO INTERVIEW ON THE FLOOR OF THE AMEX, PLEASE VISIT:

http://www.teleplus.ca/download/TLPE.wmv

TO VIEW THE MOST RECENT TRADER'S REPORT ON TELEPLUS, PLEASE VISIT:

http://www.teleplus.ca/download/TLPEtrader.wmv

The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development and acquisition of new product lines and services, government approval processes, the impact of competitive products or pricing from technological changes, the effect of economic conditions and other uncertainties, and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-KSB; its quarterly reports on Forms 10-QSB; and any reports on Form 8-K. TelePlus Enterprises, Inc. takes no obligation to update or correct forward-looking statements.